NOMURA PACIFIC BASIN FUND, INC.

                     SUPPLEMENT DATED JANUARY 6, 1997 TO
                        PROSPECTUS DATED JULY 29, 1996


     Mr. Iwao Komatsu, who had served as the Fund's President, Portfolio Manager and as a Director since 1994, has been reassigned to new duties at Nomura Investment Management Co., Ltd. ("NIMCO"). Mr. Komatsu had served as President of Nomura Capital Management, Inc., the Fund's manager ("Manager"), since 1994.

     The Board of Directors of the Fund has elected Mr. Haruo Sawada to serve as the President of the Fund and as a member of its Board of Directors. Mr. Sawada, who succeeded Mr. Komatsu as President of the Manager, also commenced
acting as  Portfolio Manager  of the Fund,  effective January  1, 1997.   Mr.
Sawada has been a General Manager at NIMCO, the parent of the Manager, since 1994. Mr. Sawada served as a Vice President of the Fund and as Vice President and later Senior Vice President of the Manager from 1986 to 1994.

     NIMCO provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Sawada is primarily responsible for the day-to-day portfolio management of the Fund.